                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          NORTHFIELD LABORATORIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          NORTHFIELD LABORATORIES INC.
                        1560 Sherman Avenue, Suite 1000
                         Evanston, Illinois 60201-4800
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held
                              on October 12, 2000
                          ----------------------------

TO THE STOCKHOLDERS OF NORTHFIELD LABORATORIES INC:

     The Annual Meeting of the stockholders of Northfield Laboratories Inc. (the "Company") will be held on Thursday, October 12, 2000, at 9:00 A.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, for the following purposes:

     1. To elect six directors to hold office until the next Annual Meeting of the stockholders of the Company;

     2. To approve the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2001 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on August 14, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     Stockholders are requested to complete and sign the enclosed Proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

                                          By Order of the Board of Directors

                                          JACK J. KOGUT
                                          Secretary
Evanston, Illinois
August 18, 2000

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                          NORTHFIELD LABORATORIES INC.
               -------------------------------------------------

                                PROXY STATEMENT
               -------------------------------------------------

     This document is being furnished to holders of the common stock of Northfield Laboratories Inc. in connection with the solicitation of proxies for use at Northfield's annual meeting of stockholders to be held on Thursday, October 12, 2000, commencing at 9:00 A.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This document is first being mailed to holders of common stock on or about August 18, 2000.

     Our principal executive offices are located at 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800. Our telephone number is (847) 864-3500. We also maintain an Internet web-site at www.northfieldlabs.com. The information contained on our web-site is not deemed to be soliciting material and is not incorporated by reference in this document.

VOTING AND RECORD DATE

     Only holders of record of common stock as of the close of business on August 14, 2000, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of August 14, 2000, there were 14,242,375 shares of common stock outstanding and entitled to be voted at the annual meeting.

QUORUM

     Each holder of record of shares who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of the stockholders at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. If a stockholder withholds its vote for the election of directors or abstains from voting on the other proposals to be considered at the annual meeting, the shares owned by that stockholder will be considered to be present at the annual meeting for purposes of establishing the presence or absence of a quorum for the transaction of business.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast at the annual meeting will be required to approve the proposals with respect to the election of directors and the appointment of independent auditors. Withheld votes and abstentions will be considered as votes cast with respect to these proposals and will have the same effect as a vote against these proposals.

     If any nominee for director fails to receive the affirmative vote of a majority of the votes cast at the annual meeting, the majority of the directors then in office will be entitled under our certificate of incorporation and bylaws to fill the resulting vacancy in the board of directors. Each director chosen in this manner will hold office for a term expiring at our next annual meeting of stockholders.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received, and not revoked, prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the annual meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with Northfield's Corporate Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares. A proxy may also be revoked by attending the annual meeting and voting in person, although attendance at the annual meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the annual meeting.

ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for our 2000 fiscal year, including financial statements, has been sent simultaneously with this document or has been previously provided to all stockholders entitled to vote at the annual meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors and FOR approval of the appointment of KPMG LLP as independent auditors for Northfield's 2001 fiscal year.

                         ITEM 1. ELECTION OF DIRECTORS

     Directors elected at the annual meeting will hold office until the next annual meeting or until their earlier resignation or removal. In the event any of the nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies.

                              DIRECTOR OF
                              NORTHFIELD                                     PRINCIPAL OCCUPATION AND
            NAME                 SINCE               OFFICE                     BUSINESS EXPERIENCE
            ----              -----------            ------                  ------------------------
Richard E. DeWoskin.........     1985       Chairman of the Board of   Mr. DeWoskin, age 52, is a founding
                                            Directors and Chief        member of Northfield's scientific
                                            Executive Officer          team and has served as Chairman of
                                                                       Board of Directors and Chief
                                                                       Executive Officer of Northfield since
                                                                       its inception in 1985. Prior to 1985,
                                                                       Mr. DeWoskin served as the Assistant
                                                                       Director of Surgical Research and as
                                                                       a business advisor to the Department
                                                                       of Surgery at Michael Reese Hospital
                                                                       and Medical Center in Chicago,
                                                                       Illinois. In 1979, Mr. DeWoskin
                                                                       founded and operated Medalease, Inc.,
                                                                       a medical billing business based at
                                                                       Michael Reese. From 1973 to 1977, Mr.
                                                                       DeWoskin served as the Assistant
                                                                       Administrator of Surgical Research at
                                                                       the Hektoen Institute of Cook County
                                                                       Hospital in Chicago, Illinois. Mr.
                                                                       DeWoskin received his B.S. degree
                                                                       from Roosevelt University.

Steven A. Gould, M.D. ......     1993       President and Director     Dr. Gould, age 53, is a founding
                                                                       member of Northfield's scientific
                                                                       team and has served as President and
                                                                       a director of Northfield since July
                                                                       1993. Prior to that time, Dr. Gould
                                                                       served as a Consultant and Principal
                                                                       Investigator for Northfield's
                                                                       clinical trials. From 1989 to 1993,
                                                                       Dr. Gould served as Chief of the
                                                                       Department of Surgery of Michael
                                                                       Reese. Since 1990, Dr. Gould has also
                                                                       served as Professor of Surgery
                                                                       (nonsalaried) at the University of
                                                                       Illinois College of Medicine. From
                                                                       1979 through 1989, Dr. Gould was
                                                                       Assistant Professor and then
                                                                       Associate Professor in the Department
                                                                       of Surgery at The University of
                                                                       Chicago School of Medicine. Dr..
                                                                       Gould has been involved in
                                                                       development of national transfusion
                                                                       policy through his participation in
                                                                       the activities of the National Heart
                                                                       Lung Blood Institute, the National
                                                                       Blood Resource Education Panel, the
                                                                       Department of Defense, the American
                                                                       Association of Blood Banks, the
                                                                       American College of Surgeons and The
                                                                       American Red Cross. Dr. Gould
                                                                       received his M.D. degree from the
                                                                       Boston University School of Medicine
                                                                       in 1973.

                              DIRECTOR OF
                              NORTHFIELD                                     PRINCIPAL OCCUPATION AND
            NAME                 SINCE               OFFICE                     BUSINESS EXPERIENCE
            ----              -----------            ------                  ------------------------
Gerald S. Moss, M.D. .......     1989               Director           Dr. Moss, age 65, is a founding
                                                                       member of Northfield's scientific
                                                                       team and has served as a director of
                                                                       Northfield since 1989. Since 1989,
                                                                       Dr. Moss has been the Dean of the
                                                                       University of Illinois College of
                                                                       Medicine. From 1977 until 1989, Dr.
                                                                       Moss was a Professor in the
                                                                       Department of Surgery of The
                                                                       University of Chicago School of
                                                                       Medicine and Chairman of the
                                                                       Department of Surgery of Michael
                                                                       Reese. Dr. Moss has been involved in
                                                                       development of national transfusion
                                                                       policy through his participation in
                                                                       the activities of the National Heart
                                                                       Lung Blood Institute, the National
                                                                       Blood Resource Education Panel, the
                                                                       Department of Defense, the American
                                                                       Association of Blood Banks, the
                                                                       American Blood Commission, the
                                                                       American College of Surgeons and The
                                                                       American Red Cross. Dr. Moss received
                                                                       his M.D. degree from the Ohio State
                                                                       University College of Medicine in
                                                                       1960.

Bruce S. Chelberg...........     1989               Director           Mr. Chelberg, age 66, has served as a
                                                                       director of Northfield since 1989.
                                                                       Mr. Chelberg has served since May
                                                                       1992 as the Chairman and Chief
                                                                       Executive Officer of Whitman
                                                                       Corporation, a principal stockholder
                                                                       in Northfield. From 1982 to 1992, Mr.
                                                                       Chelberg served in a number of
                                                                       executive positions with Whitman
                                                                       Corporation. Mr. Chelberg is also a
                                                                       director of Whitman Corporation,
                                                                       First Midwest Bancorp, Inc., Snap-On
                                                                       Tools Corp. and is a member of the
                                                                       Illinois Bar Association. Mr.
                                                                       Chelberg received his LLB degree from
                                                                       the University Of Illinois College of
                                                                       Law in 1958.

Jack Olshansky..............     1989               Director           Mr. Olshansky, age 71, has served as
                                                                       a director of Northfield since 1989.
                                                                       Mr. Olshansky is an independent
                                                                       consultant to companies in the
                                                                       biotechnology industry. From 1983 to
                                                                       July 2000, Mr. Olshansky was a
                                                                       founding general partner of
                                                                       Montgomery Medical Ventures, L.P. Mr.
                                                                       Olshansky served as vice president of
                                                                       the Medical Division of Cutter
                                                                       Laboratories. Mr. Olshansky is also a
                                                                       director of EndiCor, Inc.,
                                                                       PrisMedical, Inc., Tandem and The
                                                                       Trylon Corporation. Mr. Olshansky
                                                                       received his B.A. degree from
                                                                       Brooklyn College in 1950.

                              DIRECTOR OF
                              NORTHFIELD                                     PRINCIPAL OCCUPATION AND
            NAME                 SINCE               OFFICE                     BUSINESS EXPERIENCE
            ----              -----------            ------                  ------------------------
David A. Savner.............     1998               Director           Mr. Savner, age 56, has served as a
                                                                       director of Northfield since April
                                                                       1998. Mr. Savner has since April 1998
                                                                       been the Senior Vice President and
                                                                       General Counsel of General Dynamics
                                                                       Corporation. From 1987 to 1998, Mr.
                                                                       Savner was a senior partner in the
                                                                       law firm of Jenner & Block. Mr.
                                                                       Savner received his J.D. degree from
                                                                       Northwestern University Law School in
                                                                       1968.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently have two standing committees. The compensation committee, which did not meet during the 2000 fiscal year, is composed of Messrs. DeWoskin (Chairman), Chelberg and Olshansky. The compensation committee has the authority, as delegated by the Board of Directors, to administer our executive compensation plans and to determine the salaries and incentive compensation, including the grant of stock options, to be received by our executive officers and employees.

     The audit committee, which met twice during the 2000 fiscal year, is currently composed of Messrs. Savner (Chairman), Chelberg and Olshansky. The functions of the audit committee include the review of the planning and results of our annual audit, the adequacy of our internal accounting controls, and the auditing and accounting principles and practices to be used in the preparation of our financial statements.

MEETING ATTENDANCE

     During fiscal 2000, the Board of Directors met four times, and no incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors and the committees of which he was a member.

COMPENSATION OF DIRECTORS

     We compensate outside directors for their participation at Board of Directors meetings and at committee meetings of the Board of Directors at a rate of $1,000 per meeting. Directors are also reimbursed for their expenses for attending meetings of the Board of Directors and committees. Mr. Chelberg has declined this compensation and reimbursement of expenses.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The Board of Directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

                   NAME                                               POSITION
                   ----                                               --------
Richard E. DeWoskin.......................    Chairman of the Board of Directors and Chief Executive
                                              Officer
Steven A. Gould, M.D......................    President
Jack J. Kogut.............................    Vice President -- Finance, Secretary and Treasurer
John A. Dybas, Jr.........................    Vice President -- Regulatory Affairs
John D. Grove.............................    Vice President -- Operations
Marc D. Doubleday.........................    Vice President -- Process Engineering
Robert L. McGinnis........................    Vice President -- Manufacturing Development

-------------------------

     A biographical summary of the business experience of Mr. DeWoskin and Dr. Gould is included under "Election of Directors."

     Mr. Kogut, age 53, has served as Vice President -- Finance since 1986. Mr. Kogut has also served as Northfield's Secretary and Treasurer since January 1994. From 1982 to 1986, he was the Group Controller-Health Products for Sybron Corporation and also served as President of Sybron Asia. Mr. Kogut received his M.B.A. degree from Loyola University of Chicago in 1972.

     Mr. Dybas, age 62, has served as Vice President -- Regulatory Affairs since January 1996. From 1989 to 1996, he served as Northfield's Director of Regulatory Affairs. Prior to 1989, Mr. Dybas was a Director of Regulatory Affairs for the Pharmaceutical Products Division of Abbott Laboratories, Inc. and was a self-employed consultant. Mr. Dybas received his M.S. degree from Syracuse University in 1963.

     Mr. Grove, age 51, joined Northfield in July 1993 as Vice
President--Operations. From 1981 until joining Northfield, Mr. Grove served in various managerial positions with the Nutrasweet Company. Most recently, Mr. Grove was the Director of EQUAL Operations for Nutrasweet. Mr. Grove received his B.S. degree from Purdue University in 1972.

     Mr. Doubleday, age 41, has served as the Vice President -- Process Engineering since December 1994. Prior to that time, he served as Northfield's Plant Manager and Senior Process Engineer. Before joining Northfield in 1988, Mr. Doubleday was employed in various capacities with Davy McKee, Millipore Corporation and Abbott Laboratories, Inc. Mr. Doubleday received his M.M. degree from Northwestern University in 1991.

     Mr. McGinnis, age 36, has served as the Vice President -- Manufacturing Development since August 1997. From 1995 to 1997, Mr. McGinnis was a Project Manager for Raytheon Engineering and Construction. Prior to 1995, Mr. McGinnis was employed by the John Brown division of Trafalgar House as a Project Manager and Engineer. Mr. McGinnis received his MBA degree from the University of Chicago in 1995.

EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid for our last three completed fiscal years to our Chief Executive Officer and four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                    ANNUAL COMPENSATION           AWARDS
                                                ---------------------------    ------------
                                                                 OTHER          SECURITIES
                                                                ANNUAL          UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR(1)     SALARY     COMPENSATION(2)     OPTIONS(#)     COMPENSATION(3)
---------------------------          -------     ------     ---------------     ----------     ---------------
Richard E. DeWoskin..............     2000      $262,309        $24,209               --               --
Chief Executive Officer               1999       255,022         22,395           40,000               --
                                      1998       244,213         20,666           20,000           $  706

Steven A. Gould, M.D.............     2000       278,276         26,292               --               --
President                             1999       270,546         25,594           30,000               --
                                      1998       259,079         23,800           15,000               --

Jack J. Kogut....................     2000       219,772         22,790               --               --
Vice President -- Finance             1999       213,668         21,197           25,000               --
                                      1998       204,611         20,481           15,000              578

John A. Dybas, Jr................     2000       167,646         14,741               --               --
Vice President -- Regulatory
  Affairs                             1999       162,989         13,961           10,000               --
                                      1998       156,081         11,960           10,000               --

John D. Grove....................     2000       167,204         12,737               --               --
Vice President -- Operations          1999       162,559         11,749           10,000               --
                                      1998       159,242         11,574            5,000               --

-------------------------
(1) Our fiscal year begins on June 1 and ends on May 31. Our 2000 fiscal year ended May 31, 2000.

(2) The indicated amounts represent life insurance premiums paid by Northfield and contributions made by Northfield to the indicated executive officer's 401(k) plan account.

(3) The indicated amounts represent the amortization of below market stock option grants.

                       OPTION GRANTS IN LAST FISCAL YEAR

     We granted no stock options to our Chief Executive Officer or other named executive officers during our last completed fiscal year. The following table sets forth information regarding stock option exercises by our Chief Executive Officer and other named executive officers and the aggregate value as of May 31, 2000 of unexercised stock options held by these individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING              VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                   SHARES                         AT FISCAL YEAR-END          AT FISCAL YEAR-END(1)
                                 ACQUIRED ON       VALUE       -------------------------    -------------------------
            NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----                 -----------    -----------    -------------------------    -------------------------
Richard E. DeWoskin..........       --            --                 75,000/40,000               $20,475/$9,450
Steven A. Gould, M.D.........       --            --                110,000/30,000                 16,538/7,087
Jack J. Kogut................       --            --                 63,750/26,250                 84,169/5,906
John A. Dybas, Jr............       --            --                 28,500/12,500                 33,983/2,363
John D. Grove................       --            --                 51,000/10,000                 33,983/2,363

-------------------------
(1) These figures are based on a fair market value for our common stock at May 31, 2000 of $11.125 per share, the closing price of the common stock as reported by the Nasdaq National Market as of that date. May 31, 2000 represents the last trading day in our 2000 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the Board of Directors consists of Messrs. DeWoskin (Chairman), Chelberg and Olshansky. Mr. DeWoskin is the Chief Executive Officer of Northfield. Mr. DeWoskin did not serve as a director of any other entity during our last completed fiscal year.

EMPLOYMENT AGREEMENTS

     We have employment agreements with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. These employment agreements provide for terms expiring in December 2000. The annual salaries payable under the employment agreements with Mr. DeWoskin, Dr. Gould and Mr. Kogut are $262,309, $278,276 and $219,772, respectively. The employment agreements provide that the salaries of the respective executive officers may be reviewed annually by the Board of Directors and may be increased but not decreased from the foregoing amounts. The employment agreements also provide for certain payments following a termination of employment occurring after a change in control of Northfield.

EMPLOYEE STOCK OPTION PLANS

     Our Restated Nonqualified Stock Option Plan lapsed on September 30, 1996. Following termination of this plan, all options outstanding prior to plan termination continue to be exercisable in accordance with their terms. As of May 31, 2000, options to purchase a total of 108,000 shares of common stock at prices of $6.38 and $15.19 per share were outstanding under this plan. These options expire in 2003 and 2004, ten years after the date of grant.

     The Northfield Laboratories Inc. 1996 Stock Option Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 2000, options to purchase a total of 442,500 shares of common stock at prices between $9.56 and $13.38 were outstanding under the 1996 plan. These options expire between 2006 and 2010, ten years after the date of grant.

     The Northfield Laboratories Inc. 1999 Stock Option Plan was established effective June 1, 1999. The 1999 plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. No options have been granted to date under the 1999 plan.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     The Nonqualified Stock Option Plan for Outside Directors provides for the granting of stock options to purchase up to 200,000 shares of common stock to directors who are neither employees of nor consultants to

Northfield and who were not directors on June 1, 1994. As of May 31, 2000, options to purchase a total of 15,000 shares of common stock at a price of $13.38 per share were outstanding under this plan. These options expire in 2008.

EMPLOYEE BENEFIT PLANS

     We sponsor a defined contribution 401(k) savings plan covering each of our employees satisfying certain minimum length of service requirements. We make discretionary contributions to this plan subject to certain maximum contribution limitations. Our expenses incurred under this plan for the years ended May 31, 2000, 1999 and 1998 were $129,496, $118,167 and $98,567, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

     To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended May 31, 2000, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable
Section 16(a) filing requirements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the compensation committee of the Board of Directors discusses our executive compensation policies and the bases for the compensation paid to our Chief Executive Officer during our last completed fiscal year.

COMPENSATION POLICY

     Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Northfield. We have also sought to align the interests of senior management with those of our stockholders with respect to long-term increases in the price of our stock. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

COMPONENTS OF COMPENSATION

     The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary and certain other benefits. No stock options were granted and no cash bonuses were paid to our Chief Executive Officer or other named executive officers during our most recent fiscal year.

     We have employment agreements which provide for specified annual salaries with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. See "Management -- Employment Agreements." The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the pharmaceutical and biomedical industries, as well as the levels of responsibility and experience of the individual executive.

     The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan on the same terms as other employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During our 2000 fiscal year, our Chief Executive Officer, Richard E. DeWoskin, received $262,309 in base salary pursuant to his employment agreement. The terms of Mr. DeWoskin's employment agreement were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Mr. DeWoskin's prior contributions to Northfield and his high level of experience and involvement with the development and clinical testing of our blood substitute product.

                                        Members of the Compensation Committee

                                        Richard E. DeWoskin, Chairman
                                        Bruce S. Chelberg
                                        Jack Olshansky

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on our common stock from May 31, 1995 through May 31, 2000 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Index. The total stockholder return assumes that $100 was invested in our common stock and each of the two indexes on May 31, 1995 and also assumes the reinvestment of any dividends. The return on our common stock is calculated using the closing price for the common stock on May 31, 2000, as quoted on The Nasdaq Stock Market, Inc. Past financial performance may not be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.


                 95         96         97         98         99        2000

Nasdaq         100.00     184.10     167.80     174.30     230.30     416.10

Northfield     100.00     122.70      71.80     111.40      87.70      80.90

Nasdaq Stock
 Market        100.00     145.30     163.80     207.70     293.60     402.10

-------------------------
     The Report of the Compensation Committee on Executive Compensation and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of May 31, 2000, for (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named under "Management--Executive Compensation--Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address of each person named in the following table is c/o Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

                                                                                   PERCENTAGE
                                                                 NUMBER           BENEFICIALLY
                    NAME OF STOCKHOLDER                         OF SHARES           OWNED(1)
                    -------------------                         ---------         ------------
Richard E. DeWoskin.........................................      717,715(2)          5.0%
Steven A. Gould, M.D........................................      638,450(3)          4.5%
Jack J. Kogut...............................................      128,560(4)              *
John A. Dybas, Jr...........................................       41,500(5)              *
John D. Grove...............................................       54,500(6)              *
Marc D. Doubleday...........................................       30,000(7)              *
Robert L. McGinnis..........................................       10,000(8)              *
Gerald S. Moss, M.D. .......................................      589,150             4.1%
  c/o UIC College of Medicine
  1853 West Polk Avenue
  Chicago, Illinois 60612
Bruce S. Chelberg...........................................    1,502,345(9)         10.5%
  c/o Whitman Corporation
  III Crossroad of Commerce
  3501 Algonquin Road
  Rolling Meadows, Illinois 60008
Jack Olshansky..............................................       28,017(10)             *
  5950 Castle Drive
  Oakland, California 94611-2734
Whitman Corporation.........................................    1,502,345            10.5%
  III Crossroads of Commerce
  3501 Algonquin Road
  Rolling Meadows, Illinois 60008
David A. Savner.............................................       17,000(11)             *
  c/o General Dynamics Corporation
  3190 Fairview Park Drive
  Falls Church, Virginia 22042
All directors and executive officers as a group (eleven
  persons)..................................................    3,757,237            25.7%

-------------------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Includes 75,000 shares of common stock which Mr. DeWoskin is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 40,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (3) Includes 110,000 shares of common stock which Dr. Gould is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 484,630 shares held in a personal trust and 43,820 shares held in a family trust. Does not include 30,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (4) Includes 63,750 shares of common stock which Mr. Kogut is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 64,805 shares held in a personal trust. Does not include 26,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (5) Includes 28,500 shares of common stock which Mr. Dybas is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 12,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (6) Includes 51,000 shares of common stock which Mr. Grove is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 10,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (7) Includes 28,500 shares of common stock which Mr. Doubleday is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 12,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (8) Includes 10,000 shares of common stock which Mr. McGinnis is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 15,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (9) Includes shares of common stock held by Whitman Corporation. Mr. Chelberg is the Chairman and Chief Executive Officer of Whitman Corporation. Under the rules and regulations of the Securities and Exchange Commission, Mr. Chelberg may be deemed a beneficial owner of the stock held by Whitman Corporation. Mr. Chelberg disclaims beneficial ownership of the stock held by Whitman Corporation.

(10) Includes 20,000 shares of common stock which Mr. Olshansky is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 10,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

(11) Includes 15,000 shares of common stock which Mr. Savner is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

             ITEM 2. APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP as Northfield's independent auditors for the fiscal year ending May 31, 2001, and has further directed that the selection of independent auditors be submitted for approval by the stockholders at the annual meeting.

     Representatives of KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

     We have engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the annual meeting. We will bear all expenses of this solicitation, including the fees and expenses of Innisfree, which are anticipated to be approximately $20,000, and the cost of preparing and mailing this document. In addition to solicitation by use of the mails, proxies may be solicited in person or by telephone, telegram or other means of communication. Our directors, officers and employees will participate in the solicitation of proxies without additional compensation, but may be reimbursed for their reasonable out-of-pocket expenses in connection with this solicitation. Arrangements will be made for forwarding proxy solicitation materials to beneficial owners of shares held of record by custodians, nominees and fiduciaries and we will reimburse these custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this solicitation.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Stockholders may present proper proposals for inclusion in Northfield's proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included in our proxy statement for our next annual meeting, stockholder proposals must be received by us no later than April 20, 2001, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before any annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting, except if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to our stockholders, in which event notice by the stockholders to be timely must be received no later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made. It is currently expected that the 2001 annual meeting of stockholders will be held on or about October 11, 2001. Therefore, the deadline for timely submission of a stockholder proposal for consideration at the 2001 annual meeting is currently expected to be August 12, 2001.

     All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary.

                                    GENERAL

     The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on these matters.

PROXY                     NORTHFIELD LABORATORIES INC.                     PROXY

ANNUAL MEETING OF STOCKHOLDERS-OCTOBER 12, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of the stockholders of Northfield Laboratories Inc. to be held on Thursday, October 12, 2000, at 9:00 A.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

         The shares represented by this proxy will be voted in accordance with the specifications made hereon. If no specification is made, the shares represented by this proxy will be voted by each of the above persons for each of the proposals to be presented at the Annual Meeting and for such other matters as may properly come before the Annual Meeting as the above persons may deem advisable.

         PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

         PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

                                                                              FOR all nominees
                                                                              listed above (except
                                                                              as indicated to the     WITHHOLD
                                                                              contrary below)         Authority
1.    ELECTION OF DIRECTORS --

      Nominees: Richard E. DeWoskin, Steven A. Gould, M.D.,                   |_|                     |_|
      Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky
      and David A. Savner

                                                                              FOR                   AGAINST      ABSTAIN

2.    To approve the appointment of KPMG LLP                                  |_|                     |_|          |_|
      as independent auditors of the Company to serve for
      the Company's 2001 fiscal year.


3. In their discretion, to act on any other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.

Dated:                 , 2000


                  Signature(s)


                                         Sign exactly as your name(s) appear
                                         hereon. When signing as attorney,
                                         administrator, trustee, guardian or
                                         other representative capacity, please
                                         so indicate.


                             YOUR VOTE IS IMPORTANT

             PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED PREPAID ENVELOPE.